EXHIBIT 10.57

ASSIGNMENT OF MANAGEMENT AGREEMENT AND
SUBORDINATION OF MANAGEMENT FEES

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (this “Assignment”) is made as of the 9th day of April, 2013, by MOODY NATIONAL HP G-TOWN HOLDING, LLC, a Delaware limited liability company, having an address at c/o Moody National REIT I, Inc., 6363 Woodway, Suite 110, Houston, Texas 77057, (together with its permitted successors and assigns, collectively “Borrower”) to LADDER CAPITAL FINANCE LLC, a Delaware limited liability company, having an address at 345 Park Avenue, 8th Floor, New York, New York 10154 (together with its successors and assigns, collectively, “Lender”), and is consented and agreed to by MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC, a Texas limited liability company, having its principal place of business at c/o Moody National REIT I, Inc., 6363 Woodway, Suite 110, Houston, Texas 77057 (together with its permitted successors and assigns, collectively, “Manager”) and by MOODY NATIONAL HP G-TOWN MT, LLC, a Delaware limited liability company, having it principal place of business at c/o Moody National REIT I, Inc., 6363 Woodway, Suite 110, Houston, Texas 77057 (together with its permitted successors and assigns collectively, “Master Tenant”).

RECITALS:

A.           Borrower, by its Promissory Note of even date herewith given to Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Note”) is indebted to Lender in the principal sum of Seven Million Eight Hundred Thousand and 00/100 ($7,800,000.00) advanced pursuant to the Loan Agreement of even date herewith between Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Loan Agreement”), in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the “Loan”), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

B.           The Loan is secured by, among other things, a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, given by Borrower for the benefit of Lender, which grants Lender a first lien on the property encumbered thereby (the “Property”).  The Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan, together with all extensions, renewals, modifications, substitution amendments of any thereof, are collectively referred to as the “Loan Documents”.

C.           Pursuant to a certain Master Lease, Borrower has master leased the Property to Master Tenant.

D.           Pursuant to a certain Management Agreement dated of even date herewith, between Master Tenant and Manager (as amended or modified from time to time, the “Management Agreement”) (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Master Tenant employed Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management fees (the “Management Fees”) thereunder.

E.           Pursuant to the terms of that certain Assignment of Leases and Rents and Security Agreement, dated as of the date hereof and intended to be duly recorded, Master Tenant has assigned, inter alia, to Borrower as security for Master Tenant’s obligations under the Master Lease, all of Master Tenant’s right, title and interest in and to the Management Agreement.

F.           Lender requires as a condition to the making of the Loan that Borrower collaterally assign the Management Agreement to Lender and that Manager subordinate its interest in the Management Fees in lien and payment to the Mortgage as set forth below and Borrower and Manager each acknowledges that without this Assignment, Lender would not make the Loan and without such Loan, Borrower may be unable to finance the acquisition of the Property and, in such case, Master Tenant would be unable to operate the Property pursuant to the Master Lease and Manager would be unable to manage the Property pursuant to the Management Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Assignment and Subordination of Management Agreement.  As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, in the event of a default under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, including but not limited to escrow agreements, and the failure of Borrower and/or Master Tenant to cure such default within any applicable grace period; and

2.           Subordination of Management Fees.  Manager hereby agrees that the Management Agreement, the Management Fees and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held by Manager in and to the Property pursuant to the Management Agreement, are, and shall be in all respects, subordinate and inferior to the Liens and security interests created, or to be created, for the benefit of Lender, and securing the Obligations under the Loan Agreement and the other Loan Documents, and to any renewals, extensions, modifications, assignments, replacements or consolidations thereof, and to the rights, privileges and powers of Lender thereunder.

3.           Estoppel.  Each of Borrower and Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Manager nor Master Tenant is in default under any of the terms, covenants or provisions of the Management Agreement and neither Borrower or Manager knows of any event which, but for the passage of time or the giving of notice or both, would constitute an event of default by either Master Tenant or Manager under the Management Agreement, (c) neither Manager nor Master Tenant has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to Manager under the Management Agreement have been paid in full, as of the date hereof.

4.           Agreement by Borrower and Manager.  Borrower and Manager hereby agree that in the event of a default (continuing beyond any applicable grace period) under the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents (each, an “Event of Default”) during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate (or cause Borrower or Master Tenant to terminate) the Management Agreement in accordance with Section 7.3 of the Loan Agreement, Lender may terminate (or cause Borrower or Master Tenant to terminate) the Management Agreement and require Manager to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender’s sole discretion, effective as of the date set forth in Lender’s notice to Manager.  Manager shall apply all rents, security deposits, issues, proceeds and profits of the Property in accordance with Lender’s written directions to Manager.

5.           Lender’s Right to Replace Manager.  In addition to the foregoing, in the event that Lender, in Lender’s reasonable discretion, at any time during the term of this Assignment, determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower, Master Tenant and Manager, which notice shall specify with particularity the grounds for Lender’s determination.  If Lender reasonably determines that the conditions specified in Lender’s notice are not remedied to Lender’s reasonable satisfaction by Borrower, Master Ternant or Manager within thirty (30) days from receipt of such notice or that Borrower, Master Tenant or Manager have failed to diligently undertake correcting such conditions within such thirty (30)-day period, Lender may direct Borrower to terminate (or cause Master Tenant to terminate) Manager as manager of the Property and terminate the Management Agreement and to replace Manager with a management company acceptable to Lender in Lender’s sole discretion.

6.           Receipt of Management Fees. (a) Subject to the terms of Paragraph 6(b) hereof, Manager shall not be obligated to return or refund to Lender any Management Fees or other fee, commission or other amount received by Manager prior to the occurrence of the Event of Default, and to which Manager was entitled under the Management Agreement.

  (b)          Manager’s Compensation.  Manager agrees that, notwithstanding anything to the contrary contained in the Management Agreement, Manager shall not be entitled to receive compensation for its services conducted in connection with the Property in excess of 3.0% of gross rent collected from the Property.

7.           Consent and Agreement by Manager.  Manager hereby acknowledges and consents to the terms and provisions of this Assignment and Section 7.3 of the Loan Agreement.  Manager agrees that it will act in conformity with the provisions of this Assignment and Lender’s rights hereunder or otherwise related to the Management Agreement.  In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated.  Further, Manager shall (a) not contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; (b) in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property and (c) not amend any of the provisions or terms of the Management Agreement without the prior consent of Lender.

8.           Termination.  At such time as the Loan is paid in full and the Mortgage is released or assigned of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

9.           Notices.  All notices or other communications hereunder shall be in writing and shall be given in accordance with Section 11.6 of the Loan Agreement.  Any notice or other communication to Manager shall be addressed as follows (or at such other address and person as shall be designated by Manager from time to time):

If to Manager:	Moody National Hospitalty Management, LLC
c/o Moody National REIT I, Inc.
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett C. Moody

10.           No Oral Change.  This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Master Tenant, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

11.           Liability.  This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns forever.  Lender shall have the right to assign or transfer its rights under this Assignment in connection with any assignment of the Loan and the Loan Documents.  Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Assignment.  Neither Borrower nor Manager shall have the right to assign or transfer its rights or obligations under this Assignment without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void.

12.           Inapplicable Provisions.  If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Assignment, such provision shall be fully severable and this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Assignment, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment, unless such continued effectiveness of this Assignment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein..

13.           Governing Law.  (a) THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER, CONSENTED TO BY MASTER TENANT AND MANAGER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY LAW, MASTER TENANT, BORROWER AND MANAGER EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS AND THIS ASSIGNMENT, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)          ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, BORROWER OR MANAGER ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND IN ANY FEDERAL OR STATE COURT OF THE STATE OF TENNESSEE, AND BORROWER AND MANAGER WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MASTER TENANT AND MANAGER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST MASTER TENANT OR MANAGER IN ANY OTHER JURISDICTIONS.

14.           Headings, etc.  The headings and captions of the various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

15.           Waiver Of Trial By Jury.  BORROWER AND MANAGER AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS ASSIGNMENT, THE NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND MANAGER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND MANAGER.

16.           Duplicate Originals, Counterparts.  This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment.  The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

17.           Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

18.           Secondary Market.  Lender may sell, transfer and deliver the Note and assign the Mortgage, this Assignment and the other Loan Documents to one or more investors in the secondary mortgage market (“Investors”).  In connection with such sale, Lender may retain or assign responsibility for servicing the Loan, including the Note, the Mortgage, this Assignment and the other Loan Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors.  All references to Lender herein shall refer to and include any such servicer to the extent applicable.

19.           Lender’s Reliance on Representations.  Manager has executed this Agreement in order to induce Lender to accept the Mortgage and the Loan Documents and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained, and that but for this Assignment and the representations, warranties and agreements herein contained, Lender would not take such actions.

20.           Miscellaneous.  (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove any matter, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove such matter, all decisions that arrangements or terms are satisfactory or not satisfactory to Lender and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)          Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

21.           Cash Management.  Manager hereby agrees that, notwithstanding any provision to the contrary set forth herein or in the Management Agreement, (i) Manager shall comply, to the extent applicable, with the provisions of the Loan Agreement and the Cash Management Agreement, final copies of which Manager acknowledges receiving, and (ii) in the event of a conflict between the terms hereof and/or of the Management Agreement, on the one hand, and the terms of the Loan Agreement and/or the Cash Management Agreement, on the other hand, the terms of the Loan Agreement and/or the Cash Management Agreement shall govern.

22.           Inconsistencies.  In the event of any inconsistency between the terms and conditions hereof and the terms and conditions of the Management Agreement, the terms and conditions set forth in this Assignment shall govern.

23.           Master Lease.  Lender acknowledges that Master Tenant is the “owner” pursuant to the Management Agreement as of the Closing Date, and that as collateral security for Master Tenant’s obligations under the Master Lease, Master Tenant has granted to Borrower a security interest in and to all assets of Master Tenant, including, without limitation, the Management Agreement, which security interest has been collaterally assigned to Lender pursuant to the Collateral Assignment of Subleases.  This Assignment is supplemental to and not in lieu of such security interests contemplated by the Master Lease.

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IN WITNESS WHEREOF the undersigned have executed this Assignment of Management Agreement and Subordination of Management Fees as of the date and year first written above.

BORROWER:

MOODY NATIONAL HP G-TOWN HOLDING, LLC,
a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

Consented and Agreed to by:

MASTER TENANT :

MOODY NATIONAL HP G-TOWN MT, LLC,
a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

MANAGER:

MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

[Signature Page to Assignment of Management Agreement]

EXHIBIT A

MANAGEMENT AGREEMENT

(Attached hereto)

Exhibit A - 1